AmREIT Corporate Presentation

NOVEMBER 2012

Forward-Looking Statements

i

Cautionary Statement Regarding Forward-Looking Statements

These materials contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, or the Exchange Act. Forward-looking statements provide the Company’s current expectations or forecasts of future events and are not statements of historical fact. These forward-looking statements include information about possible or assumed future events, including, among other things, discussion and analysis of the Company’s future financial condition, results of operations, the Company’s strategic plans and objectives, occupancy and leasing rates and trends, amounts of anticipated cash distributions to stockholders in the future and other matters. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” and variations of these words and other similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the Company’s control, are difficult to predict and/or could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements.

Forward-looking statements involve inherent uncertainty and may ultimately prove to be incorrect or false.  You are cautioned to not place undue reliance on forward-looking statements.  Except as otherwise may be required by law, the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or actual operating results.  The Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including, but not limited to:

Risks and uncertainties related to the recent economic recession, the national and local economies, and the real estate industry in general and in the Company’s specific markets (including the state of Texas, generally, and the Company’s core markets of Houston, Dallas, San Antonio and Austin, specifically); volatility in the capital markets; the use of the net proceeds from this offering; rising interest and insurance rates; competition from third-party owners and operators of retail real estate and the Company’s inability to obtain new tenants on favorable terms, or at all, upon the expiration of existing leases; availability and terms of capital and financing, both to fund operations and to refinance indebtedness as it matures; legislative or regulatory changes, including changes to real estate, zoning and construction laws; a possible failure to maintain the Company’s status as a REIT and the risk of changes in laws governing REITs; the Company’s dependence upon key personnel whose continued service is not guaranteed; the Company’s ability to identify, hire and retain highly qualified executives in the future; availability of appropriate acquisition, development and redevelopment opportunities; failure to integrate acquisitions successfully; the financial condition and liquidity of, or disputes with, joint venture and development partners; impact of ad valorem, property and income taxes; changes in generally accepted accounting principles; construction delays, increasing construction costs or construction costs that exceed estimates; potential liability for uninsured losses and environmental liabilities; lease-up risks; and the potential need to fund improvements or other capital expenditures out of operating cash flow.

This list of risks and uncertainties, however, is only a summary of some of the most important factors and is not intended to be exhaustive. You should carefully read the section entitled “Risk Factors” in our various Company documents filed with the SEC. New risks and uncertainties may also emerge from time to time that could materially and adversely affect the Company. All forward-looking statements are based on information available to the Company on this date and the Company assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Company Description

29 multi-tenant neighborhood and community shopping centers and single tenant assets comprising 1.2 million square feet of wholly-
owned gross leasable area (“GLA”)

96.8% occupied

Average base rents of $22.29

3.2% same store net operating income (“NOI”) growth
year-to-date

Local sharpshooter focused on owning the best assets in
demographically superior sub-markets

Generate 91% of rental income from the best submarkets
in Texas

Strong historical operational performance and significant
opportunities to add GLA organically through redevelopment and increased density

Our Advised Funds provide access to a pipeline of controlled acquisition opportunities and produces $3.8 million in fee income each year

Third-Party acquisitions fueled through long-standing local market relationships

Experienced, aligned management team – we have been a public filer since 1996

Company Overview

Multi-Tenant Portfolio Concentration by GLA(1)

Houston

58.6% of GLA

Dallas

24.8% of GLA

San Antonio

4.3% of GLA

Austin

1.2% of GLA

Atlanta

11.3% of GLA

(1)

Does not include single-tenant assets, ground leases or assets owned in the Advised Funds.

Third Quarter Highlights

Third Quarter 2012
Highlights

FFO available to common stockholders for the third quarter of 2012 was $3.4 million, or $0.23 per share, as compared to FFO of $3.4 million, or $0.29 per share for the third quarter of 2011

Same-store net operating income (“NOI”) increased 1.6% over the third quarter 2011

Portfolio occupancy as of September 30, 2012 was 96.8%, an increase of approximately 100 basis points as compared to portfolio occupancy of 95.8% as of December 31, 2011

AmREIT signed 14 leases for approximately 41,710 square feet of GLA, including both new and renewal leases

Cash leasing spreads (i.e. new leasing rate per square foot compared to the expiring leasing rate per square foot) remained flat for renewals and increased 45.8% for new comparable leases

Announced that our Board of Directors has approved a quarterly cash dividend of $0.20 per share

Provided full year 2012 FFO per share guidance of $1.04 to $1.09

IPO and Other
Activities

On July 26, 2012, AmREIT priced its $58.1 million IPO, selling 3,650,000 Class B common stock at $14.00 per share

On August 6, 2012, the Company closed on its $75 million unsecured revolving credit facility with a three-year initial term and one year extension

On August 24, 2012, the over-allotment option was partially exercised for an additional 503,226 shares

Total net proceeds from the offering of approximately $52.8 million were used to pay down debt and for other general corporate purposes

AmREIT has delivered stock price appreciation of 18.4% since its IPO pricing date(1)

Significantly outperformed both the RMZ 9.3% and sector peers(2) 0.8%

On September 28, 2012, AmREIT was named a member of the U.S. Small-Cap Russell 2000 Index

Sources: Company filings and SNL as of 11/8/2012.

(1)    As of closing price on 11/8/2012.

(2)    Sector peers include: AAT, AKR, BFS, EQY, FRT, REG, UBA and WRI.  Weighted by market capitalization.

4 Value

Propositions

Internal growth through portfolio operations

Organic growth through incremental redevelopment

External growth in our core markets

Accretive capital recycling

$130,000
$120,000
$110,000
$100,000
$90,000
$80,000
$70,000
$60,000
Average Household Income in a 1-mile Radius(2)
AMRE
AAT
UBA
REG
BFS
FRT
AKR
EQY
Shopping Center Avg.
WRI
20,000
25,000
30,000
35,000
40,000
45,000
50,000
55,000
60,000
Households in a 3-mile Radius(2)

AmREIT

High-Quality Portfolio with Strong Real Estate Fundamentals
 Demographics based on 2011 data(1)

Source: The Nielsen Company and Form 10-K for the year ended December 31, 2011.

(1)

Demographics for AmREIT and selected public peer group reflect only retail and shopping center assets that are consolidated operating properties as of December 31, 2011. Excludes any properties in development. Does not reflect the properties in AKR’s Opportunity Funds I through III, in which AKR owns between 20.0% to 22.2%.

(2)

Information represents a weighted average household income in a 1-mile radius for each property owned by each respective company, as well as a weighted average number of households in a 3-mile radius; averages are weighted by gross leasable area (“GLA”) of consolidated operating properties.

$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$23.95
$22.81
$22.29
$17.69
$17.31
$16.92
$14.93
$14.48
$13.98
FRT
AAT
AMRE
BFS
AKR
REG
WRI
EQY
UBA

100%
95%
90%
85%
80%
75%
96.9%
96.8%
95.1%
93.9%
93.6%
92.9%
91.9%
91.1%
91.0%
AAT
AMRE
FRT
WRI
REG
AKR
EQY
BFS
UBA

AmREIT

Q3 2012 Percent Leased(2)

Q3 2012 Annualized Base Rent PSF(1)

Driven by strong market demographics, AmREIT’s operating metrics compare favorably to selected publicly traded shopping center REITs

High-Quality Portfolio with Strong Real Estate Fundamentals
Favorable operating metrics versus selected peer group

Source: Form 10-Q and Supplemental materials for the quarter ended September 30, 2012.

(1)

Annualized base rent per leased square foot is calculated by dividing (i) annualized base rent, by (ii) GLA under commenced leases as of September 30, 2012.

(2)

Percent leased is calculated as (i) GLA under commenced leases as of September 30, 2012, divided by (ii) total GLA, expressed as a percentage.

High-Quality Portfolio with Strong Real Estate Fundamentals
Grocery and drug stores combined with strong and complementary small shops

Five of our six anchors are top grocers; grocers are #1 or #2 based on average sales / square foot in their respective markets, with minimum average sales of
$750 / square foot

Only 11% of annualized base rent is attributable to junior anchor tenancy, with limited exposure to “Big Box” retailers

Shop space has greater rent expansion potential with shorter duration –
currently 94% leased

The quality and location of AmREIT’s real estate drives strength in small shop occupancy

High-Quality Portfolio with a Differentiated Leasing Strategy

Crave Cupcakes, Uptown Park (Shop Space)

Kroger, Plaza in the Park (Anchor Space)

CVS/pharmacy, Uptown Plaza – Houston (Junior Anchor)

# of

Leases

GLA

% of

GLA

%

Leased

ABR

PSF

% of

ABR

Anchor Space (> 20,000 SF)

7

402,630

37%

100%

11.34

$

19%

Junior Anchor ( 10,001 - 19,999 SF)

7

86,667

8%

100%

29.38

11%

Shop Space (< 10,000 SF)

214

606,316

55%

94%

29.98

70%

228

1,095,613

100%

96%

22.83

$

100%

Kroger

LANDRY'S

CVS/pharmacy

H-E-B

Publix

AmREIT

Source: REIS, Inc.

(1)

Represents the submarkets in which AmREIT owns shopping centers: Houston (Innerloop Northwest, Woodlands / Far North and West / Katy Freeway); Dallas (Oaklawn and Irving);
San Antonio (North / North Central); Austin (Central / Downtown Austin); and Atlanta (Central Business District / Midtown / Buckhead and Sandy Springs / North Fulton).

(2)

Represents all submarkets in the specified city in which AmREIT does not have a presence.

Established Platform with Localized Expertise
Premium rents in top submarkets

AmREIT Submarket Overview

AmREIT

AmREIT

Non-AmREIT

Assets

Submarkets

(1)

Submarkets

(2)

Houston

Asking Rents

$31.41

$18.14

$15.23

Occupancy

97.7%

87.8%

86.8%

Dallas

Asking Rents

$20.00

$17.35

$15.52

Occupancy

93.6%

89.5%

85.3%

San Antonio

Asking Rents

$45.00

$16.26

$14.34

Occupancy

96.4%

89.2%

87.7%

Austin

Asking Rents

$30.00

$19.93

$20.19

Occupancy

100.0%

94.4%

91.1%

Atlanta

Asking Rents

$27.50

$20.88

$16.00

Occupancy

97.7%

84.8%

85.8%

4.0%
2.0%
0.0%
(2.0%)
3.2%
2.6%
1.4%
1.1%
1.1%
1.0%
(0.2%)
(0.7%)
0.0%
AMRE
FRT
WRI
EQY
REG
AKR
AAT
BFS
UBA

12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
(2.0%)
(4.0%)
9.8%
4.9%
1.4%
0.8%
(0.4%)
(0.7%)
(0.7%)
n/a
n/a
FRT
AMRE
AAT
AKR
REG
WRI
EQY
BFS
UBA

AmREIT

Strong Internal Growth Prospects through Significant Positive
Re-leasing Spreads

Re-leasing Spreads – 2010 through Q3 2012(2)

Same Store NOI Growth – 2010 through Q3 2012(1)

A history of positive re-leasing spreads, expense control and high occupancy has supported strong growth in net operating income

Source: Form 10-K from year-end 2010 to year-end 2011, Form 10-Q and Supplemental materials for the quarters ended March 31, 2011 to September 30, 2012.

(1)

Same store NOI growth represents the weighted average of the quarterly same store NOI growth from January 1, 2010 through September 30, 2012. NOI calculations used to determine growth do not reflect GAAP adjustments, lease termination fees, redevelopment or expansion projects or re-anchoring activities. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. AAT data since its IPO in January 2011. Please reference page 21 for a reconciliation of AmREIT’s same store NOI to net income.

(2)

Re-leasing spreads are calculated using GLA, expiring lease values and new lease values according to Form 10-K filings for the years ended December 31, 2010 through 2011 and Form 10-Q filings for the quarter ended September 30, 2012. The re-leasing spread is calculated by dividing (i) the sum of the new base rent weighted by GLA from January 1, 2010 to September 30, 2012 by (ii) the sum of the expiring base rent weighted by GLA for the same time frame. AAT data since its IPO in January 2011.

Access to a Pipeline of Acquisition Opportunities

(1)

Includes real estate fee income, construction management fee income and asset management fee income for 2012.

We manage three institutional joint ventures and five high net worth advised funds comprising over $450 million in aggregate undepreciated book value

Approximately $230 million (undepreciated book value) of
these assets in the Advised Funds meet the quality and
demographic profile of AmREIT’s wholly-owned portfolio
and represent potential attractive acquisition targets over
the next 2-3 years

Generate ~ $3.8 million(1) of fee income for AmREIT annually, covering more than half of our G&A expense

Third party pipeline is growing, with over $100 million of
transactions under review and due diligence in our core markets

We have $65 million under contract that we expect to close
during the second half of December 2012

AmREIT’s Growth Pipeline
Preston Royal Village

The acquisition of Preston Royal Village is a direct result of being a local sharpshooter

229,920 square foot off market transaction at one of the premier retail intersections in Dallas Texas, expected to close second half of December 2012

Residents within a one-mile radius include President George W. Bush, Mark Cuban, Ross Perot and T. Boon Pickens

Average household income in a one mile radius is over $264,000 and household density in a three mile radius is
42,000 households

Northwest corner is anchored by Tom Thumb grocery, which is generating over $680 per square foot in sales

Northeast corner is a leasehold, subject to a 27-year ground lease, with national tenants such as Starbucks, Fed-Ex, and Bank of America and local institutions such as Cantina Laredo and Zoe’s Kitchen

PRESTON
ROYAL
SHOPPING
CENTER

Cantina Laredo

DOUGHERTY'S
AIRWAY
DRUG

AmREIT

Preston Royal Village
Core AmREIT Asset with Upside Potential

The two shopping centers are approximately 97% leased and occupied.  Approximately 43,000 square feet of leases mature in 2013, providing opportunity to increase rents and expand NOI

The underlying ground lease on the northeast corner has 27-years remaining, the ground lease payment will reset in
18 months and then remain flat for the duration of the lease

Several value creation opportunities at Preston Royal Village including:

Uniting the fee and leasehold on the NE corner;

NOI growth as a result of below market leases (in place ABR is $22.91); and

Redevelopment opportunities include potential density improvement, existing façade upgrades and leasing upgrades and space expansion

Expand Portfolio through Redevelopment Opportunities
Uptown Park, Houston, TX

The property currently sits on 17 acres of land with 169,112 square feet of GLA and an annualized base rent per leased square foot of $34.09 and is 96.7% leased as of September 30, 2012

We have selected our master plan architect, RTKL, and have established a comprehensive master plan that includes multiple phases of potential redevelopment over a five to ten year time period

The first phase of the redevelopment could begin in the next 12 to 15 months

Current

After Potential Redevelopment

Accretive Capital Recycling

Before

After

Single Tenant

Fee Simple /

Ground Lease

Location

Gross

Leasable Area

Percent Leased

Annualized Base

Rent

T.G. I. Friday’s

Fee Simple

Houston, TX

8,500

100%

215,000

$

Sunbelt Rentals

Fee Simple

Champaign, IL

12,000

100%

125,000

The Container Store/Jared

Fee Simple/GL

Houston, TX

25,019

100%

605,323

Subtotal for Near-Term Recycle

45,519

100%

945,323

$

Golden Corral

Fee Simple

Houston, TX

12,000

100%

210,450

$

Golden Corral

Fee Simple

Houston, TX

12,000

100%

208,941

CVS/pharmacy

Ground Lease

Houston, TX

13,824

100%

327,167

Landry’s Seafood

Ground Lease

Houston, TX

13,497

100%

155,677

Citibank

Ground Lease

San Antonio,TX

4,439

100%

160,000

T.G.I. Friday’s

Ground Lease

Hanover, MD

6,802

100%

148,458

Bank of America

Ground Lease

Houston, TX

4,251

100%

129,275

Macaroni Grill

Ground Lease

Houston, TX

7,825

100%

96,000

T.G.I. Friday’s

Ground Lease

Houston, TX

6,543

100%

96,000

Smokey Bones

Ground Lease

Atlanta, GA

6,867

100%

94,922

Subtotal

88,048

100%

1,626,890

$

$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$0.0
$0.0
$0.0
$50.7
$68.7
$42.7
2012
2013
2014
2015
2016
2017+

AmREIT

Conservative Capital Structure Poised for Growth
Capitalization and debt maturity

Debt Maturity Schedule ($MM)

Capitalization

(1)

Shares consist of 11.7 million Class A shares and 4.4 million newly issued Class B shares that are publicly traded on the NYSE:AMRE.

(2)

Includes $0.4 million of an above-market debt premium associated with debt assumed in conjunction with certain of our property acquisitions.

(3)

Total Enterprise Value equals Equity Market Capitalization plus Total Debt, less Cash and Cash Equivalents.

($ and shares in millions, except per share amounts)

Q3 2012

Cash and Equivalents

12.3

$

Equity

Total Common Shares Outstanding

(1)

16.1

Stock Price as of 11/6/2012

16.85

$

Total Equity Market Capitalization

271.3

$

Consolidated Debt

Secured Mortgage Debt

(2)

162.0

Unsecured Credit Facility (Due 2015)

0.0

Total Debt

162.0

$

Total Capitalization

433.3

$

Less: Cash and Equivalents

(12.3)

Minority Interest

-

Total Enterprise Value

(3)

421.0

$

Net Debt / Total Capitalization

34.6%

Total Debt / Total Enterprise Value

38.5%

Net Debt / Total Enterprise Value

35.6%

Net Debt / Total Gross Assets

40.9%

Class A Common Shares
Class B Common Shares
20.0
16.0
12.0
8.0
4.0
0.0
16.1
4.5
11.7
16.1
10.3
5.8
16.1
16.1
Today
April 2013
October 2013

AmREIT

On July 23, 2012, AmREIT amended its charter renaming all
currently outstanding shares of common stock as “Class A
common stock”, effected a one-for-two reverse stock split of Class
A common stock, and designed a new “Class B” common stock

Through its initial public offering, AmREIT issued 4,153,226 shares of Class B common stock at a price of $14.00 per share

Commencing no sooner than six months following the completion of the IPO, AmREIT intends to exchange shares of Class A
common stock for shares of Class B common stock on a one-for-
one basis

Exchange 50% of Class A common stock approximately six
months following the IPO

Exchange the remaining 50% of Class A common stock
approximately twelve months following the IPO

AmREIT’s Board retains the right to modify exchange offer
process and timing depending on market conditions, trading
/ liquidity and other factors

Evolving Capital Structure Will Create More Liquidity in 2013

Class A Exchange Offer Summary

Current Equity Capital Structure ($MM)

Rolling Common Share Count (MM)

Illustrative exchange offer
for 50% of existing Class
A Common Shares

Illustrative exchange offer
for remaining 50% of
Class A Common Shares

% Floating:  27.7%

% Floating:  63.8%

% Floating:  100.0%

Current Market Value

% of Total

Class A Common Stock Market Value

$193.2

72.3%

Class B Common Stock Market Value

$74.0

27.7%

Current Equity Market Capitalization

$267.2

100.0%

Experienced Senior Management Team with Significant Ownership

Each member of our senior management team has over 16 years of experience in the commercial real estate industry through several real estate, credit and retail cycles

Raised and managed 20 institutional and retail funds, with 12 having been fully liquidated for investors

Full-service, integrated real estate operating company

Our senior management team has a substantial ownership stake in the Company

H. Kerr Taylor

Founder, Chairman & Chief Executive Officer

Over 30 years of industry experience and a 25-year track record in the commercial real estate industry

Chad C. Braun

Chief Financial Officer & Chief Operating Officer

Over 18 years of commercial real estate experience, helped grow AmREIT from $100 million to approximately $1 billion in assets under management

Tenel Tayar

Senior Vice President & Chief Investment Officer

Over 16 years of commercial real estate experience and responsible for approximately $1 billion in real estate transactions

Charles Scoville

Senior Vice President & Director of Leasing and Property Management

Over 25 years of commercial real estate experience and leads the leasing and property management team for AmREIT’s property and advised fund portfolio

Brett Treadwell

Managing Vice President – Finance & Chief Accounting Officer

Former senior manager with PricewaterhouseCoopers with over 20 years of experience in the accounting and financial reporting industry

Appendix

Independent Board of Directors

Robert S. Cartwright, Jr.

Graduate of Harvard (BA) and Stanford (PhD).
Distinguished professor at Rice University

Brent M. Longnecker

Former national partner with Deloitte & Touche,
author of eight books on governance and
compensation and CEO of national consulting
organization

Mack D. Pridgen, III

Attorney with tax and audit experience and top
executive of Highwoods (NYSE) while they grew
from $250 million to $4.5 billion

Scot J. Luther

CEO and founder of retail real estate development
company

H.L. “Hank” Rush, Jr.

President and CEO of The Star of Hope Mission.
Formerly top executive of BMC Software and
Stewart Title

Philip Taggart

President and Chief Financial Officer of Taggart
Financial Group, Inc. and co-author of “Taking
Your Company Public”